STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	18
Beginning Date of Collection Period	20-Aug-03
End Date of Collection Period	21-Sep-03
Distribution Date	22-Sep-03
Previous Distribution Date	20-Aug-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	39,051,283.66
Principal Collections	34,267,630.43
Collections of Interest (net of Servicing Fee and principal recoveries)	4,520,942.98
Servicing fee	262,509.04
Principal recovery	201.21
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	39,051,283.66
Interest Paid to Certificates	615,147.49
Principal Paid to Certificates	34,638,278.07
Equity Certificate	3,535,349.06
Servicing Fee	262,509.04

Balance Reconciliation

Begin Principal Balance	630,021,704.09
Principal Collections (including repurchases)	34,267,630.43
Charge off Amount	370,647.64
End Principal Balance	595,383,426.02

Collateral Performance
Cash Yield (% of beginning balance)	9.11%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.71%
Net Yield	8.41%

Delinquent Loans
30-59 days principal balance of loans	20,324,578.23
30-59 days number of loans	234
60-89 days principal balance of loans	4,940,693.05
60-89 days number of loans	47
90+ days principal balance of loans	19,844,113.80
90+ days number of loans	222

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,931
Number outstanding end of period	6,636
Number that went into REO	13
Principal Balance that went into REO	1,221,714.15

Overcollateralization
Begin OC Amount	191,413,823.00
OC Release Amount	-
Extra Principal Distribution	-
End OC Amount	191,413,823.00

Target OC Amount	191,413,823.01
Interim OC Amount	191,413,823.01
Interim OC Deficiency	-

Monthly Excess Cashflow	3,535,349.06

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.11000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.48000%
Class A Pass-Through Rate	1.48000%
Class M Formula Rate (1-mo. Libor plus 82bps)	1.93000%
Class M Pass-Through Rate	1.93000%
Available Funds Cap	9.37573%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.768571
2. Principal Distribution per $1,000	34.181376
3. Interest Distribution per $1,000	0.587196

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.48000%
2. Days in Accrual Period	33

3. Class A Interest Due	528,928.81
4. Class A Interest Paid	528,928.81
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	389,873,816.37
2. Class A Principal Due	30,789,591.90
3. Class A Principal Paid	30,789,591.90
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	359,084,224.47

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.947110
2. Principal Distribution per $1,000	34.181376
3. Interest Distribution per $1,000	0.765735

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.93000%
2. Days in Accrual Period	33

3. Class M Interest Due	86,218.68
4. Class M Interest Paid	86,218.68
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	48,734,064.72
2. Class M Principal Due	3,848,686.17
3. Class M Principal Paid	3,848,686.17
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	44,885,378.55

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP